OTHER FINANCIAL ITEMS	12 Months Ended
Dec. 31, 2011
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS
9.	OTHER FINANCIAL ITEMS

Other financial items comprise the following items:

	Year ended December 31
(in thousands of $)	2011	2010	2009
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives	(3,628)	(14,682)	14,565
Net decrease in mark-to-market valuation of designated derivatives	(780)	(51)	(1,890)
Other items	(2,632)	(1,475)	(1,625)
Total other financial items	(7,040)	(16,208)	11,050

The net movement in mark-to-market valuations of designated derivatives relates to the ineffective portion of interest rate swaps and cross currency interest rate swaps that have been designated as cash flow hedges. The net movement in mark-to-market valuations of non-designated derivatives relates to terminated or de-designated interest rate swaps and cross currency interest rate swaps, total return equity swaps, total return bond swaps,   and non-designated interest rate swaptions. Changes in the valuations of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under "Other comprehensive income". The above decrease in valuation of non-designated derivatives in the year ended December 31, 2011, includes $1.8 million (2010: $14.6 million; 2009: $nil) reclassified from "Other comprehensive income", resulting from certain interest rate swaps relating to loan facilities no longer being designated as cash flow hedges.

Other items include bank charges, fees relating to loan facilities and foreign currency translation adjustments.